UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor

                             New York, NY 10022

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

                         New York, NY 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 to March 31, 2016

Item 1. Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock —94.41%

Banks—10.20%

78,100	Cembra Money Bank AG1 Provides financial services. The company’s services include personal loans, vehicle financing, credit cards, and savings and insurance services. (Cost $4,692,948)	$5,480,416	1.63%

511,200	Credit Suisse Group AG1 A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $11,123,277)	7,265,109	2.17%

104,000	Julius Baer Group Ltd.[1] Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services. (Cost $4,622,476)	4,485,146	1.34%

891,600	UBS Group AG Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $15,067,118)	14,421,641	4.31%

23,550	Valiant Holding AG Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $2,422,913)	2,518,164	0.75%

		34,170,476	10.20%

Biotechnology—4.32%

22,600	Actelion, Ltd.[1] Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $978,179)	3,391,239	1.01%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

40,000	Basilea Pharmaceutica AG1 Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)	$2,829,844	0.85%

1,172,287	Evolva Holding SA1 Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $932,277)	905,855	0.27%

12,715,000	Kuros Biosciences AG1 Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $2,355,028)	3,186,551	0.95%

15,400	Lonza Group AG1 Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $1,222,659)	2,616,384	0.78%

3,029	NovImmune SA1,2 Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)	1,527,705	0.46%

		14,457,578	4.32%

Chemicals—3.99%

32,000	Syngenta AG Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $10,474,361)	13,366,052	3.99%

		13,366,052	3.99%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials—5.09%

3,100	Belimo Holding AG Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $6,391,075)	$8,439,096	2.52%

1,000	Forbo Holding AG1 Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $1,157,020)	1,216,519	0.36%

117,500	Implenia AG Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services. (Cost $6,921,536)	7,398,580	2.21%

		17,054,195	5.09%

Financial Services—2.61%

275,000	GAM Holding AG1 An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $4,731,402)	3,991,542	1.19%

11,000	Leonteq AG1 A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $1,651,461)	1,046,416	0.31%

14,000	VZ Holding AG Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage. (Cost $2,298,277)	3,713,257	1.11%

		8,751,215	2.61%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage—17.09%

63,855	Aryzta AG1 A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. (Cost $3,089,471)	$2,655,819	0.79%

215	Lindt & Sprüngli AG Major manufacturer of premium Swiss chocolates. (Cost $4,112,291)	16,162,324	4.83%

512,143	Nestlé SA One of the world’s largest food and beverage processing companies. (Cost $8,134,704)	38,424,763	11.47%

		57,242,906	17.09%

Industrial Goods & Services—7.85%

28,000	Bucher Industries AG Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $8,641,944)	6,832,976	2.04%

25,000	Burckhardt Compression Holding AG Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)	8,608,312	2.57%

35,000	DKSH Holding AG1 An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $2,384,009)	2,403,018	0.72%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

45,000	Feintool International Holding AG1 Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components. (Cost $4,049,293)	$4,179,763	1.25%

205,000	OC Oerlikon Corp. AG1 Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components. (Cost $2,432,382)	2,123,532	0.63%

28,500	SFS Group AG1 Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The company operates production facilities in Asia, Europe and North America. (Cost $1,849,976)	2,127,865	0.64%

		26,275,466	7.85%

Insurance—3.21%

5,500	Helvetia Holding AG Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)	3,158,774	0.95%

22,450	Swiss Life Holding AG1 Provides life insurance and institutional investment management. (Cost $5,184,471)	5,994,325	1.79%

17,000	Swiss Re AG Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance. (Cost $1,533,942)	1,578,134	0.47%

		10,731,233	3.21%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment—4.40%

56,000	Sonova Holding AG Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)	$7,180,912	2.14%

3,731	Spineart SA1,2 Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act. (Cost $2,623,328)	1,299,899	0.39%

41,000	Tecan Group AG Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)	6,254,999	1.87%

		14,735,810	4.40%

Personal & Household Goods—5.94%

164,000	Compagnie Financiere Richemont SA Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $11,938,247)	10,883,099	3.25%

133,000	Swatch Group AG Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $11,939,430)	8,992,586	2.69%

		19,875,685	5.94%

Pharmaceuticals—22.70%

530,000	Novartis AG One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)	38,574,636	11.52%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Pharmaceuticals — (continued)

151,500	Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology. (Cost $8,841,735)	$37,445,883	11.18%

		76,020,519	22.70%

Retail—0.72%

19,600	Dufry AG1 Operates duty-free shops in countries such as France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $2,793,435)	2,421,219	0.72%

		2,421,219	0.72%

Technology—3.12%

170,000	Airopack Technology Group AG1 Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET). (Cost $1,796,441)	1,650,916	0.49%

550,000	Logitech International SA Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication. (Cost $7,355,580)	8,787,135	2.63%

		10,438,051	3.12%

No. of Shares	Security	Fair Value	Percent of Net Assets

Telecommunications—1.77%

86,000	Sunrise Communications Group AG1 Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment. (Cost $6,210,390)	$5,922,519	1.77%

		5,922,519	1.77%

Travel & Leisure—1.40%

104,400	gategroup Holding AG1 Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels. (Cost $3,368,255)	4,687,725	1.40%

		4,687,725	1.40%

	Total Common Stock (Cost $212,540,272)	316,150,649	94.41%

Preferred Stock —0.77%

Biotechnology—0.61%

8,400	Ixodes AG, Series B1,2,3 Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)	447,170	0.13%

3,162	NovImmune SA, Series B1,2 Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)	1,594,785	0.48%

		2,041,955	0.61%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — (continued)

Industrial Goods & Services—0.10%

500,863	SelFrag AG Class A1,2	$329,498	0.10%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		329,498	0.10%

Medical Equipment—0.06%

83,611	EyeSense AG, Series A Preferred[1,2] A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)	202,555	0.06%

		202,555	0.06%

	Total Preferred Stock
	(Cost $9,253,695)	2,574,008	0.77%

Private Equity Limited Partnerships —2.07%

Biotechnology—0.51%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,992,745)	1,735,898	0.51%

Diversified Industries—1.56%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $8,760,995)	5,219,067	1.56%

	Total Private Equity Limited Partnerships (Cost $11,753,740)	6,954,965	2.07%

	Total Investments* (Cost $233,547,707)	325,679,622	97.25%

	Other Assets Less Liabilities	9,194,081	2.75%

	Net Assets	$334,873,703	100.00%

Net Asset Value Per Share:
	($334,873,703 ÷ 28,211,185 shares outstanding, $0.001 par value: 50 million shares authorized)		$11.87

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2016

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $12,356,577 or 3.7% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – December 16, 2015	$2,992,745
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
Zurmont Madison Private Equity, Limited Partnership	February 28, 2008 – October 26, 2015	8,760,995

		$25,181,872

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/15	Gross Additions	Gross Reductions	Fair Value as of 03/31/16
Aravis Biotech II, Limited Partnership	$1,406,802	$—	$—	$1,735,898
Ixodes AG – Preferred Shares B	427,804	—	—	447,170
Zurmont Madison Private Equity, Limited Partnership	5,395,794	—	—	5,219,067

	$7,230,400	$—	$—	$7,402,135

*	Cost for Federal income tax purposes is $233,998,249 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$119,455,477
Gross Unrealized Depreciation	(27,774,104)

Net Unrealized Appreciation (Depreciation)	$ 91,681,373

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2016
Common Stock
Pharmaceuticals	22.70%
Food & Beverage	17.09%
Banks	10.20%
Industrial Goods & Services	7.85%
Personal & Household Goods	5.94%
Construction & Materials	5.09%
Medical Equipment	4.40%
Biotechnology	4.32%
Chemicals	3.99%
Insurance	3.21%
Technology	3.12%
Financial Services	2.61%
Telecommunications	1.77%
Travel & Leisure	1.40%
Retail	0.72%
Preferred Stock
Biotechnology	0.61%
Industrial Goods & Services	0.10%
Medical Equipment	0.06%
Private Equity Limited Partnerships
Diversified Industries	1.56%
Biotechnology	0.51%
Other Assets Less Liabilities	2.75%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2016
Novartis AG	11.52%
Nestlé SA	11.47%
Roche Holding AG	11.18%
Lindt & Sprüngli AG	4.83%
UBS Group AG	4.31%
Syngenta AG	3.99%
Compagnie Financiere Richemont SA	3.25%
Swatch Group AG	2.69%
Logitech International SA	2.63%
Burckhardt Compression Holding AG	2.57%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $12,356,577, or 3.7% of the Fund’s net assets at March 31, 2016, and are listed in Note 2 to the Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s Investments as March 31, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities*
Common Stock	$313,323,045	$—	$2,827,604	$316,150,649
Preferred Stocks	—	—	2,574,008	2,574,008
Private Equity Limited Partnership	—	—	6,954,965	6,954,965

Total Investments in Securities	$313,323,045	$—	$12,356,577	$325,679,622

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in its two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at March 31, 2016	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
Novlmmune SA—Common Shares	$ 1,527,705	Market approach	Recent round of financing	N/A
Novlmmune SA—Preferred Shares	1,594,785	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	447,170	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A—Preferred Shares	329,498	Market approach	Recent round of financing	N/A

Medical Equipment
EyeSense AG—Preferred Shares	202,555	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,299,899	Market approach	Peer group revenue multiples	3.0x-4.0x

Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	1,735,898	NAV as a practical expedient	N/A	N/A

Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,219,067	NAV as a practical expedient	N/A	N/A
Total	$ 12,356,577

1 Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126
Change in Unrealized Appreciation/Depreciation (a)	122,453	111,471	152,369	386,293
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases (b)	—	—	—	—
Gross Sales (b)	—	—	—	—
Transfer Out of Level 3 (c)	(298,741)	(899,101)	—	(1,197,842)

Balance as of March 31, 2016	$2,827,604	$2,574,008	$6,954,965	$12,356,577

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2016.
(b)	For private equity limited partnership investments, Gross Purchases represents contributions of capital and Gross Sales represents capital distributions.
(c)

On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade on the SIX Swiss Exchange under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of March 31, 2016, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,393,724	$196,497
Zurmont Madison Private Equity, Limited Partnership	14,619,120	4,243,507	(b)

*

The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 188,175 and 4,063,794 Swiss francs, respectively. The Swiss franc/U.S. dollar exchange rate as of March 31, 2016 was used for conversion and equals 0.95765.

(a)

This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of  industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of  the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)

Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited  extent, to make certain follow-on investments.

Note 3—Subsequent Events

On April 26, 2016, the valuation for the Fund’s holdings of common shares and Series B preferred shares of NovImmune SA was increased based on a recent round of financing. The net change to the Fund as result of this increase, as of the close of  business on April 26, 2016, was approximately 0.37% of the Fund’s net assets, or approximately $0.04 per share.

Item  2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By: /s/ Mark A. Hemenetz

Mark A. Hemenetz
Principal Executive Officer
Date: May 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark A. Hemenetz

Mark A. Hemenetz
Principal Executive Officer
Date: May 23, 2016

By: /s/ Alan M. Mandel

Alan M. Mandel
Treasurer and Principal Financial Officer
Date: May 23, 2016